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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


  January 16, 2004
  ----------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


000-22608                                                        59-3204891
---------                                                        ----------
(Commission File Number)                                     (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)


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Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

On January 16, 2004, the registrant issued a press release announcing the registrant's earnings for the fourth quarter and fiscal year end December 31, 2003 and the declaration of a dividend.

The full text of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 16, 2004

                                           FFLC Bancorp Inc.
                                    By:    /s/ Stephen T. Kurtz
                                           -------------------------------------
                                    Name:  Stephen T. Kurtz
                                    Title: President and Chief Executive Officer

                                    By:    /s/ Paul K. Mueller
                                           -------------------------------------
                                    Name:  Paul K. Mueller
                                           Executive Vice President and Chief
                                    Title: Financial Officer